UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  May 11, 2010

HEMACARE CORPORATION
(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15350 Sherman Way, Suite 350, Van Nuys, CA  91406
(Address of principal executive offices) (Zip Code)

(818) 226-1968
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements Of Certain Officers.

On May 11, 2010, pursuant to the approval of our shareholders at the 2010 annual meeting of shareholders, we amended the HemaCare Corporation 2006 Equity Incentive Plan (the “2006 Plan”) to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 1,200,000 to 2,200,000 shares.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Meeting of Shareholders (the “Meeting”) on May 11, 2010 in Van Nuys, California. Of the 10,049,539 shares of common stock outstanding and entitled to vote at the Meeting, 8,329,082 shares were present at the Meeting either in person or by proxy, constituting a quorum of 82.9%.  The Company’s shareholders considered and voted upon the following three proposals at the Meeting.

Proposal 1 –	Election of Directors

The holders of the Company’s common stock elected five nominees to serve as directors for a term of one year, ending at the time of the next Annual Meeting of Shareholders in 2011 (or until a successor is duly elected) pursuant to the Company’s bylaws and the applicable laws of the State of California, by the following vote:

Name	For	Withheld	Broker Non-Votes
Julian L. Steffenhagen	5,474,167	991,322	1,863,593
Steven B. Gerber M.D.	5,475,894	989,595	1,863,593
Teresa S. Sligh M.D.	5,141,484	1,324,005	1,863,593
Terry Van Der Tuuk	5,227,424	1,238,065	1,863,593
Peter C. van der Wal	5,261,549	1,203,940	1,863,593

Proposal 2 –	Ratification of appointment of Stonefield Josephson, Inc. as Independent Registered Public Accounting Firm for the Year Ending December 31, 2010:

The holders of the Company’s common stock voted to ratify the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, by the following vote:

For	Against	Abstain	Broker Non-Votes
7,932,165	368,349	28,568	—

Proposal 3 –	Approval of Amendment to 2006 Equity Incentive Plan to Increase the Share Reserve

The holders of the Company’s common stock voted to approve the amendment to the HemaCare Corporation 2006 Equity Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 1,200,000 to 2,200,000, by the following vote:

For	Against	Abstain	Broker Non-Votes
4,599,254	1,839,055	27,180	1,863,593

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description
10.1	Amended and Restated HemaCare Corporation 2006 Equity Incentive Plan, dated May 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2010	HEMACARE CORPORATION By/s/ Pete van der Wal Pete van der Wal President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated HemaCare Corporation 2006 Equity Incentive Plan, dated May 11, 2010.